BALANCED FUNDS
                               SEMI-ANNUAL REPORT

                                IAI BALANCED FUND

                               SEPTEMBER 30, 1996

                                   (UNAUDITED)

                            [LOGO] IAI MUTUAL FUNDS


                                TABLE OF CONTENTS
                                IAI BALANCED FUND

                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 1996
                                   (UNAUDITED)

  Chairman's Letter...........................................................2

  Fund Managers' Review.......................................................4

  Fund Portfolio..............................................................7

  Notes to Fund Portfolio....................................................12

  Statement of Assets and Liabilities........................................14

  Statement of Operations....................................................15

  Statements of Changes in Net Assets........................................16

  Financial Highlights.......................................................17

  Notes to Financial Statements..............................................18

  IAI Mutual Fund Family.....................................................23

  Adviser, Custodian, Legal Counsel,
  Independent Auditors,
  Directors....................................................Inside Back Cover


                                CHAIRMAN'S LETTER
                                IAI BALANCED FUND

CALM AFTER THE STORM

[PHOTO]
NOEL P. RAHN
CHAIRMAN

The milestones keep coming faster and faster. The Dow Jones Industrial Average broke the 5,000 barrier last November. Less than a year later, the Dow has now broken through 6,000. That's pretty remarkable when you consider that the Dow Jones Industrial Average was under 1,000 as recently as 1982.

There are many reasons to remain optimistic about the financial markets. After a strong second quarter, the U.S. economy seems to be moderating its pace, growing fast enough to generate corporate profits, but not so fast to bring back inflation. Interest rates have stabilized, as the Federal Reserve Board took no action before the presidential election, calming the market.

Still, the road hasn't always been smooth in 1996. The first half of this summer was an eye-opener for many investors. After reaching a high of 5780 on May 22, the Dow Jones Industrial Average fell about 7 percent by the end of July--more, if you count swings in intra-day trading. And small cap stocks, those that typically trade on NASDAQ, fell as much as 20 percent. The reason for the turbulence was investor fears, generated by job growth data and increases in commodity prices, that the economy was becoming overheated. Corporate profits in the second quarter rose sharply. According to Business Week, corporate profits rose 11 percent during the second quarter of 1996, compared to the same period in 1995. In a pattern that often confounds politicians, good news in the economy is often bad news on Wall Street.

Just remember, though, that stock market corrections are normal. They're even healthy, because they allow investors to buy stocks at temporarily depressed prices. For two months, the Dow fell steadily from 5780 in May to less than 5300 in July before rallying in early August back to the 5700 level. Of course, nobody knows when the market will hit bottom. Many Wall Street pundits told the media that the stock market was headed lower, perhaps much lower. But they were wrong, as is often the case.

We don't recommend that you try to time the market. Even the pros can't get it right consistently. That's why dollar cost averaging is such a good strategy. By contributing a fixed amount into the market each month, your money buys more shares when the market is low and fewer shares when the market is high. This simple yet time honored method typically allows you to purchase shares at a lower average cost.

Another way to minimize the impact of market turbulence is to make sure that you are properly diversified. The fixed income market typically offers stability to a portfolio, and is particularly appropriate for those investors who rely on income as opposed to price appreciation. The international equity markets also offer a way to diversify your portfolio, since the economies in other parts of the world are in different stages than the U.S. economy.

Over the next six months, the markets will undoubtedly be affected by the results of the U.S. presidential election as well as uncertainties regarding the new Congress. And, as we've seen so far in 1996, there is great potential for volatility. But the markets continue to demonstrate a remarkable resiliency.



                                CHAIRMAN'S LETTER
                                IAI BALANCED FUND

ECONOMIC OUTLOOK

Larry Hill, IAI's Chief Fixed Income Officer, provides his economic outlook below.

The economy has been stuck in a pattern of mini-cycles where periods of strength are followed by periods of weakness. After expanding at a rate of about 3.4% in the first half of this year, growth has slowed to 2.2% in the third quarter and may be somewhat slower than that pace in the fourth quarter.

Recognizing the ebb and flow of the economy is critical to understanding the recent behavior of the financial markets. The U.S. economy is operating only slightly below its non-inflationary capacity. An extended period of real strength would push resource utilization beyond its limits, producing higher inflation, a tighter Federal Reserve policy, rising interest rates and an eventual recession. Pauses, such as the one we are currently experiencing, help extend the cycle and postpone these events. Thus, the markets respond favorably to signs of a slowdown, as long as the slowdown does not go too far.

Lower growth rates in the second half of the year should relieve some inflationary pressures without seriously damaging the expansion. New job creation has slowed in the last two months, but remains on a upward trend. The unemployment rate of 5.2% is close to a seven-year low, but labor costs are still contained. Consumer confidence remains high, but spending has slowed as consumers re-liquefy. Money and credit growth are providing ample liquidity, but the excesses of earlier this year are dissipating. Commodity prices (including the price of gold) appear to be headed lower, the budget deficit is at its lowest level in 15 years and the U.S. dollar is firm. Overall, the slowdown helps to preserve a favorable economic background for stocks and bonds.

Eventually this cycle will end in its usual way, with an overheating economy, higher inflation, tighter monetary policy and a recession. Although this is not likely to develop in the next six months, investors should remember that the current pause is sure to be followed by renewed strength along with a pullback in the markets. With this in mind, it is important to focus on a long-term financial plan and not react to the emotions of the moment. Instead, periods of volatility should be used to realign a well diversified portfolio or invest cash reserves. In the months immediately ahead, we expect the firming trend of stock and bond prices to continue.

Please read the Fund Managers' Reviews, which follow this letter, for a detailed perspective on each Fund's performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,

/s/ Noel P. Rahn
Noel P. Rahn
Chairman



                              FUND MANAGERS' REVIEW
                                IAI BALANCED FUND

IAI BALANCED FUND

[PHOTO]
LARRY R. HILL, CFA
IAI BALANCED FUND
CO-MANAGER

[PHOTO]
DONALD J. HOELTING, CFA
IAI BALANCED FUND
CO-MANAGER

FUND OBJECTIVE

IAI Balanced Fund's objective is to deliver maximum total return. This is pursued by investing in a broadly diversified portfolio consisting primarily of stocks, bonds, and short-term instruments. The Fund may also invest in other securities. As the market outlook changes, the Fund's asset allocation is shifted gradually.

FACTORS AFFECTING THE
PAST SIX-MONTH PERFORMANCE

For the six months ended September 30, 1996, the IAI Balanced Fund produced a total return of 4.67%. In contrast, the Lehman Brothers Government/Corporate Bond Index reflected a total return of 2.24% while the Standard & Poor's 500 Index produced a return of 7.76%. For the twelve-month period ended September 30, 1996, the IAI Balanced Fund produced a total return of 8.22% while the Lehman Brothers Government/Corporate Bond Index was up 4.50% and the S&P 500 Index was up 20.39%.

The bond market remained in a narrow trading range during the third quarter. A short summer rally pushed the 5-year U.S. Treasury note yield from 6.82% on July 5th down to 6.22% on August 12th. Yields drifted back to the July 5th peak in late August and early September. Waning fears of a Federal Reserve Board action to raise interest rates allowed the market to rally over the balance of September. In the third quarter, the mixture of stocks and bonds was maintained at a 50/50 ratio, down from 60/40 early in the second quarter. The Fund's allocation reflects our view that stocks and bonds are equally attractive at current market levels.

The bond portion of the portfolio is heavily positioned in corporate bonds of various maturities. These issues have performed quite well in response to strong investor demand and the additional yield that can be earned from these securities. Security selection strategies are biased toward financial, industrial and international issues. The average maturity of roughly 13 years is structured to benefit from a moderate decline in interest rates.

The equity portion of the portfolio searches for companies with strong business franchises that generate significant free cash flow. The Fund seeks to purchase those companies selling below their intrinsic value. Intel, Gillette and Norwest are three excellent examples. Intel is the leading provider of components for personal computers. Gillette is another franchise company generating tremendous amounts of free cash flow. Norwest, a Minneapolis-based financial institution, continues to exceed earnings expectations.

OUTLOOK

Real economic growth will continue to slow from its rapid pace earlier in 1996, and reported inflation rates will remain stable through the end of the year. This is a favorable background for financial assets. The Fund's asset mix and portfolio holdings reflect our optimistic view.


                              FUND MANAGERS' REVIEW
                                IAI BALANCED FUND

TOP FIVE EQUITY SECTORS
% OF NET ASSETS AS OF 9/30/96

[BAR CHART]

FINANCIAL                11.3%
CONSUMER DURABLES         5.7%
PRODUCER MANUFACTURING    4.9%
CONSUMER NON-DURABLES     4.8%
RETAIL TRADE              4.5%


EFFECTIVE MATURITY
% OF BOND PORTFOLIO AS OF 9/30/96

[BAR CHART]

YEARS

 0-3      6%
 3-5     10%
 5-10    48%
10-20    14%
20+      22%


TOP FIVE EQUITY HOLDINGS


                                                 % of Net Assets
--------------------------------------------------------------------
 Issue                     Sector               9/30/96    3/31/96

--------------------------------------------------------------------

 Federal National Mortgage Association

                           Financial              1.75       1.94

 Philip Morris             Consumer Non-Durables  1.70         --

 Harcourt General          Retail Trade           1.68         --

 General Electric          Producer Manufacturing 1.57       1.49

 Walt Disney               Consumer Services      1.48         --

--------------------------------------------------------------------
 Total                                            8.18       3.43

BOND SECTORS
% OF BOND PORTFOLIO AS OF 9/30/96

[PIE CHART]

Foreign Denominated      3%
U.S. Government Agency
     Mortgage-Backed    36%
Asset-backed             2%
U.S. Government &
     Government Agency  13%
Corporate               46%


BOND CREDIT RATING
% OF BOND PORTFOLIO AS OF 9/30/96

U.S. Government....46%
Aaa.................8%
Aa..................4%
A..................21%
Baa.................5%
Non-Investment
Grade..............16%


                              FUND MANAGERS' REVIEW
                                IAI BALANCED FUND

NOTE TO CHAIRMAN'S LETTER & FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR THE IAI BALANCED FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.

VALUE OF $10,000 INVESTMENT+

[GRAPH]
          IAI Balanced Fund                   Lehman Government/
          Inception 4/10/92   S&P 500 Index  Corporate Bond Index*
4/10/92        10,000             $10,000           $10,000
3/31/93        11,019             $11,527           $11,362
3/31/94        10,933             $11,693           $11,678
3/31/95        11,963             $13,515           $12,212
3/31/96        13,409             $17,859           $13,546
9/30/96        14,034             $19,245           $13,850


AVERAGE ANNUAL RETURNS+
THROUGH 9/30/96

                                                                    Since Inception
                                      Six Months**       1 Year         4/10/92
-------------------------------------------------------------------------------------
    IAI Balanced Fund                     4.67%           8.22%          7.87%
-------------------------------------------------------------------------------------
    S&P 500 Index                         7.76%          20.39%         15.66%*
-------------------------------------------------------------------------------------
    Lehman Government/
       Corporate Bond Index               2.24%           4.50%         7.65%*


+  Past performance is not predictive of future performance.
*  Since 4/01/92
** Not annualized



                                 FUND PORTFOLIO
                                IAI BALANCED FUND

                               SEPTEMBER 30, 1996

          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)

                                   (UNAUDITED)

COMMON STOCKS - 47.3%

                                               Market
                               Quantity     Value (a)

--------------------------------------------------------------------------------
Consumer Durables - 5.7%

Bandag                            8,300  $    409,812
Eastman Kodak                     6,800       533,800
Hasbro                           10,100       374,963
Polaris                          16,800       380,100
Sturm Ruger                      19,600       384,650
--------------------------------------------------------------------------------
                                            2,083,325

--------------------------------------------------------------------------------
Consumer Non-Durables - 4.8%

Coca-Cola                         8,600       437,525
Gillette                          4,900       353,412
Philip Morris                     6,900       619,275
UST                              10,900       322,913
--------------------------------------------------------------------------------
                                            1,733,125

--------------------------------------------------------------------------------
Consumer Services - 3.1%

Media General Class A             8,900       280,350
Reader's Digest Class A           7,400       302,475
Walt Disney                       8,500       538,687
--------------------------------------------------------------------------------
                                            1,121,512

--------------------------------------------------------------------------------
Electronic Technology - 3.4%

General Dynamics                  5,700       392,587
Intel                             5,400       515,363
Motorola                          6,600       340,725
--------------------------------------------------------------------------------
                                            1,248,675

--------------------------------------------------------------------------------
Energy Minerals - 1.7%

British Petroleum ADR             1,666       208,250
Exxon                             5,000       416,250
--------------------------------------------------------------------------------
                                              624,500

--------------------------------------------------------------------------------
Financial - 9.6%

Aetna                             6,500       457,437
American Express                 10,800       499,500
Federal National Mortgage
   Association                   18,300       638,212
Leucadia National                13,500       327,375
Norwest                           8,900       363,788
PMI Group                         6,600       350,625
United Assets Management         22,700       536,288
United Dominion Realty Trust     23,800       333,200
--------------------------------------------------------------------------------
                                            3,506,425

--------------------------------------------------------------------------------
Health Technology - 3.2%

Bristol-Myers Squibb              4,400       424,050
Merck                             2,700       190,012
Pfizer                            4,100       324,413
SmithKline Beecham ADR            3,700       225,238

--------------------------------------------------------------------------------
                                            1,163,713

--------------------------------------------------------------------------------
Industrial Services - 1.1%

Schlumberger ADR                  1,540       130,130
WMX Technologies                 8,100        266,287
--------------------------------------------------------------------------------
                                              396,417

--------------------------------------------------------------------------------
Non-Energy Minerals - 2.2%

Nucor                             5,800       294,350
Schweitzer-Mauduit International 15,400       515,900

--------------------------------------------------------------------------------
                                              810,250

--------------------------------------------------------------------------------
Producer Manufacturing - 4.9%

Berkshire Hathaway Class A (b)       15       482,250
General Electric                  6,300       573,300
Nordson                           5,700       317,775
Tyco International                9,900       426,938
--------------------------------------------------------------------------------
                                            1,800,263

--------------------------------------------------------------------------------
Retail Trade - 4.5%

Circuit City                     13,600       491,300
Harcourt General                 11,100       613,275
Wal-Mart                         19,800       522,225
--------------------------------------------------------------------------------
                                            1,626,800

--------------------------------------------------------------------------------
Technology Services - 1.3%

Electronic Data Systems           7,400       454,175
--------------------------------------------------------------------------------
Utilities - 1.8%

AT&T                              2,900       151,525
FPL Group                         6,400       276,800
MCI Communications                9,400       240,875
--------------------------------------------------------------------------------
                                              669,200

--------------------------------------------------------------------------------
Total Investments in COMMON STOCKS
(Cost:  $16,113,245).....................$ 17,238,380

--------------------------------------------------------------------------------

               See accompanying Notes to Fund Portfolio on page 12



                                 FUND PORTFOLIO
                                IAI BALANCED FUND

                               SEPTEMBER 30, 1996
                                   (UNAUDITED)

CONVERTIBLE PREFERRED STOCK - 0.3%

                                               Market

                          Rate     Quantity   Value (a)

--------------------------------------------------------------------------------
Industrial - 0.3%

WHX Series B              3.75%     2,500 $   102,188
--------------------------------------------------------------------------------
Total Investments in
Convertible Preferred Stock

(Cost:  $125,000).......................$     102,188
--------------------------------------------------------------------------------

Non-Convertible Preferred
Stocks - 1.7%

                                               Market
                         Rate      Quantity   Value (a)
--------------------------------------------------------------------------------
Financial - 1.7%

Community Bank
   Series B                   3.25%12,000 $   327,000
SI Financing Trust I          2.30 12,000     309,000
--------------------------------------------------------------------------------
                                              636,000

--------------------------------------------------------------------------------
Total Investments in Non-Convertible
Preferred Stocks

(Cost:  $589,500).......................$     636,000
--------------------------------------------------------------------------------


OTHER SECURITIES - 3.6%

                                               Market
                                   Quantity   Value (a)
--------------------------------------------------------------------------------
Common Stock - 0.4%

Network Appliance (b)               5,298  $  158,940
--------------------------------------------------------------------------------

                                Ownership      Market
                               Percentage (g)  Value (a)

--------------------------------------------------------------------------------
Limited Partnerships - 3.2%

South Street Corporate
   Recovery Fund I (b)              0.50%      64,299
Spectrum Equity Investors (b)       0.46      405,111
Vanguard Associates IV (b)          1.36      697,709

--------------------------------------------------------------------------------
                                            1,167,119

--------------------------------------------------------------------------------
Total Investments in
Other Securities

(Cost:  $767,670).......................$   1,326,059
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Corporate Bonds - 21.1%

                                                                                      Principal          Market
                                                          Rate         Maturity          Amount       Value (a)
-------------------------------------------------------------------------------------------------------------------
Financial - 8.5%

ABN-AMRO Bank                                             7.13%        10/15/93     $   600,000     $   542,754
Aetna Services                                            7.13         08/15/06          10,000           9,888
Ford Motor Credit                                         7.00         09/25/01          90,000          90,220
NationsBank                                               7.80         09/15/16         500,000         501,680
Nationwide Trust (f)                                      9.88         02/15/25       1,000,000       1,085,940
Prudential Insurance (f)                                  8.30         07/01/25         500,000         498,300
Salomon                                                   6.75         02/15/03         250,000         239,907
Swiss Bank                                                7.75         09/01/26         110,000         110,416
-------------------------------------------------------------------------------------------------------------------
                                                                                                      3,079,105

-------------------------------------------------------------------------------------------------------------------
Industrial - 6.3%

Columbia\ HCA Healthcare                                    7.50%      11/15/95          65,000          62,280
Dresser                                                     7.60       08/15/96          60,000          58,930
Federated Department Stores                                 8.50       06/15/03         350,000         359,604
Harris                                                      6.65       08/01/06          50,000          49,622
Lasmo                                                       7.50       06/30/06         250,000         251,765
Mitchell Energy                                             9.25       01/15/02         250,000         262,293
News America Holdings                                       7.43       10/01/26          50,000          49,914
RJR Nabisco                                                 8.00       07/15/01         500,000         496,395
Triton Energy (step bond)                                   9.03(c)    12/15/00         500,000         505,000
Valassis Communication                                      9.55       12/01/03         200,000         202,928
-------------------------------------------------------------------------------------------------------------------
                                                                                                      2,298,731

-------------------------------------------------------------------------------------------------------------------
Utilities - 0.8%

Long Island Lighting                                        8.75       02/15/97         300,000         302,667
-------------------------------------------------------------------------------------------------------------------
Yankee - 5.5%

Anz Banking Group                                           7.55       09/15/06          70,000          71,046
CSW Investments (f)                                         7.45       08/01/06         250,000         248,125
Gulf Canada Resources                                       8.35       08/01/06         250,000         251,875
Hydro-Quebec                                                8.50       12/01/29         235,000         248,611
Korea Electric Power                                        7.40       04/01/16         500,000         488,770
Sociedad Quimica (f)                                        7.70       09/15/06         250,000         250,703
Tenaga Nasional (f)                                         7.50       01/15/96         500,000         450,285
-------------------------------------------------------------------------------------------------------------------
                                                                                                      2,009,415

-------------------------------------------------------------------------------------------------------------------
Total Investments in Corporate Bonds

(Cost: $7,774,034).................................................................................$  7,689,918

-------------------------------------------------------------------------------------------------------------------



               See accompanying Notes to Fund Portfolio on page 12



U.S. Government & Government Agency Obligations - 5.9%

                                                                                      Principal          Market
                                                          Rate         Maturity          Amount       Value (a)
-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes - 3.8%

                                                          6.50%        05/31/01    $    250,000    $    250,312
                                                          6.25         02/15/03         200,000         196,812
                                                          5.75         08/15/03         500,000         476,955
                                                          7.88         11/15/04         410,000         440,623
-------------------------------------------------------------------------------------------------------------------
                                                                                                      1,364,702
-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond - 2.1%

                                                          7.50         11/15/24         730,000         771,406
-------------------------------------------------------------------------------------------------------------------
Total Investments in U.S. Government & Government Agency Obligations

(Cost: $2,124,890)................................................................................$  2,136,108

-------------------------------------------------------------------------------------------------------------------

U.S. Government Agency Mortgage-Backed Securities - 16.5%

                                                                                      Principal          Market
                                                          Rate         Maturity          Amount       Value (a)
-------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association - 2.9%

                                                          9.50%           02/01/25  $   972,477     $ 1,038,722
-------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association - 13.6%

                                                          8.00            09/15/08       74,469          76,433
                                                          8.00            11/15/16      397,079         406,283
                                                          8.00            03/15/17      979,730       1,002,440
                                                          8.00            09/15/17      550,000         562,749
                                                          9.00            11/15/17      352,690         375,725
                                                          9.00            12/15/17      926,906         987,442
                                                          7.00            04/15/23      692,215         670,362
                                                          6.50            01/15/24      716,588         674,787
                                                          6.50            08/15/26      228,314         213,688
-------------------------------------------------------------------------------------------------------------------
                                                                                                      4,969,909

-------------------------------------------------------------------------------------------------------------------
Total Investments in U.S. Government Agency Mortgage-Backed Securities

(Cost: $5,944,634).................................................................................$  6,008,631

-------------------------------------------------------------------------------------------------------------------

               See accompanying Notes to Fund Portfolio on page 12


Asset-Backed Securities - 0.8%

                                                                                      Principal          Market
                                                          Rate         Maturity          Amount       Value (a)
-------------------------------------------------------------------------------------------------------------------
Auto Loan Related - 0.8%

Ford Credit Grantor Trust 95-B A                           5.90%       10/15/00    $    297,601    $    296,018
-------------------------------------------------------------------------------------------------------------------
Total Investments in Asset-Backed Securities

(Cost: $297,347)..................................................................................$     296,018
-------------------------------------------------------------------------------------------------------------------

Foreign Denominated Bonds - 1.4%

                                                                                       Principal         Market
                                                          Rate         Maturity       Amount (e)      Value (a)
-------------------------------------------------------------------------------------------------------------------
Foreign Government - 1.4%

Canadian Government (Canadian dollar)                      6.50%       06/01/04         700,000    $    501,602
-------------------------------------------------------------------------------------------------------------------
Total Investments in Foreign Denominated Bonds

(Cost: $486,146)................................................................................$       501,602
-------------------------------------------------------------------------------------------------------------------
Total Investments in Long-Term Securities

(Cost: $34,222,466).............................................................................$    35,934,904
-------------------------------------------------------------------------------------------------------------------

Short-Term Securities - 0.3%

                                                                                      Principal          Market
                                                          Rate         Maturity          Amount       Value (a)
-------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BILL - 0.3%

                                                           5.11%       11/14/96    $    100,000 (d) $    99,389

-------------------------------------------------------------------------------------------------------------------
Total Investments in Short-Term Securities

(Cost: $99,389).................................................................................$        99,389

-------------------------------------------------------------------------------------------------------------------
Total Investments in Securities

(Cost: $34,321,855) (h).........................................................................$    36,034,293

-------------------------------------------------------------------------------------------------------------------
Other Assets and Liabilities (Net) - 1.1%

      ..........................................................................................$       401,330

-------------------------------------------------------------------------------------------------------------------
Total Net Assets

       .........................................................................................$    36,435,623

-------------------------------------------------------------------------------------------------------------------


               See accompanying Notes to Fund Portfolio on page 12



                             NOTES TO FUND PORTFOLIO
                                IAI BALANCED FUND

                               SEPTEMBER 30, 1996
                                   (UNAUDITED)

                                       (a)

Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)

Currently non-income producing security.

                                       (c)

The interest rate shown for step bonds represents effective yield at September 30, 1996, based upon the estimated timing and amount of future interest and principal payments.

Step bond -    Security that remains zero-coupon until a predetermined
               date at which time the stated coupon rate becomes payable at regular intervals.

                                       (d)

Security is partially pledged to cover initial margin on open futures contracts (see Note 5 to financial statements).

                                       (e)

Foreign security whose cost and market value is stated in U.S. dollars. Principal amount is denominated in the foreign currency indicated parenthetically.

                                       (f)

Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933. These issues may only be sold to other qualified institutional buyers and are considered liquid under guidelines established by the Board of Directors.

                                       (g)

Restricted securities generally must be registered with the Securities and Exchange Commission under the Securities Act of 1933 prior to being sold to the public. For each restricted security held at September 30, 1996, the Fund held no unrestricted securities of the same issuer as of either the date the purchase price was agreed to or the date the Fund first obtained an enforceable right to obtain the securities. Information concerning each restricted security held at September 30, 1996 is shown on the next page.


Common Stock

Security                    Acquisition Date          Cost
--------------------------------------------------------------------------------
Network Appliance               09/07/93       $     6,728

Limited Partnerships
Security                    Acquisition Date          Cost
--------------------------------------------------------------------------------
South Street Corporate
   Recovery Fund I              10/03/95       $         --
Spectrum Equity Investors       05/12/94            74,644

                                01/03/95            25,000
                                05/11/95             5,525
                                05/22/95            35,000
                                11/16/95            42,500
                                12/13/95            17,500
                                04/17/96            12,500
                                05/15/96            35,000
                                08/14/96            20,000
Vanguard Associates IV          08/10/92            43,273
                                02/11/93            50,000
                                08/12/93            50,000
                                11/01/93            50,000
                                04/19/94            50,000
                                09/19/94            50,000
                                01/17/95            50,000
                                07/17/95            50,000
                                12/13/95            50,000
                                07/26/96            50,000


                                       (h)

At September 30, 1996, the cost of securities for federal in come tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

   Cost for federal income tax purposes...........................  $ 34,275,130
                                                                    ============

   Gross unrealized appreciation..................................  $ 2,733,780

   Gross unrealized depreciation..................................    (974,617)
                                                                      --------

   Net unrealized appreciation....................................  $ 1,759,163
                                                                    ===========


                       STATEMENT OF ASSETS AND LIABILITIES

                                IAI BALANCED FUND

                               SEPTEMBER 30, 1996
                                   (UNAUDITED)


ASSETS
Investments in securities, at market
    (Cost: $34,321,855)                                                             $36,034,293
Cash in bank on demand deposit                                                          451,433
Dividends and accrued interest receivable                                               254,942
Other                                                                                     1,140
                                                                                    -----------
    TOTAL ASSETS                                                                     36,741,808
                                                                                    -----------

LIABILITIES

Payable for investment securities purchased                                             306,185
                                                                                    -----------
    TOTAL LIABILITIES                                                                   306,185
                                                                                    -----------
        NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                          $36,435,623
                                                                                    ===========
REPRESENTED BY:

Capital stock                                                                       $    31,981
Additional paid-in capital                                                           30,761,673
Undistributed net investment income                                                     114,598
Accumulated net realized gains                                                        3,821,291
Unrealized appreciation on:
    Investment securities                                           $ 1,705,994
    Other assets and liabilities denominated in foreign currency             86
                                                                    -----------
                                                                                      1,706,080
                                                                                    -----------

        TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK     $36,435,623
                                                                                    ===========

        Shares of capital stock outstanding; authorized 10 billion shares
           of $.01 par value stock                                                    3,198,052
                                                                                    -----------

        NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                      $     11.39
                                                                                    ===========


                       See accompanying Notes to Financial Statements on page 18




                            STATEMENT OF OPERATIONS
                                IAI BALANCED FUND

                      SIX MONTHS ENDED SEPTEMBER 30, 1996
                                   (UNAUDITED)
NET INVESTMENT INCOME
    INCOME
       Interest (net of foreign income taxes withheld of $1,121)                        $   585,287
       Dividends (net of foreign income taxes withheld of $555)                             212,304
                                                                                        -----------
           TOTAL INCOME                                                                     797,591
                                                                                        -----------

    EXPENSES
       Management fees                                                                      236,775
       Compensation of Directors                                                              1,389
                                                                                        -----------
           TOTAL EXPENSES                                                                   238,164
           Less fees reimbursed by Advisers or Distributor                                   (1,389)
                                                                                        -----------

           NET EXPENSES                                                                     236,775
                                                                                        -----------
           NET INVESTMENT INCOME                                                            560,816
                                                                                        -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
    Net realized gains (losses) on:
       Investment securities                                             $ 3,266,967
       Foreign currency transactions                                            (494)
       Futures contracts                                                     137,573
                                                                         -----------
                                                                                          3,404,046

    Net change in unrealized appreciation or depreciation on:
       Investment securities                                             $(2,191,870)
       Other assets and liabilities denominated in foreign currency           (5,348)
       Futures contracts                                                     (75,881)
                                                                         -----------
                                                                                         (2,273,099)
                                                                                        -----------
           NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY                                   1,130,947
                                                                                        -----------
           NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $ 1,691,763
                                                                                        ===========

                             See accompanying Notes to Financial Statements on page 18



                       STATEMENTS OF CHANGES IN NET ASSETS

                                IAI BALANCED FUND

                                                                 Six months ended      Year ended
                                                                   September 30,        March 31,
                                                                        1996              1996
                                                                   ------------------------------
OPERATIONS                                                          (UNAUDITED)
     Net investment income                                          $    560,816      $  1,017,056
     Net realized gains                                                3,404,046         3,005,275
     Net change in unrealized appreciation or depreciation            (2,273,099)          704,180
                                                                    ------------------------------
         NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          1,691,763         4,726,511
                                                                    ------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                              (869,787)       (1,132,510)
     Net realized gains                                               (1,301,738)             --
                                                                    ------------------------------
         TOTAL DISTRIBUTIONS                                          (2,171,525)       (1,132,510)
                                                                    ------------------------------

CAPITAL SHARE TRANSACTIONS

     Net proceeds from 217,123 and 628,648 shares                      2,466,143         6,993,925
     Net asset value of 191,786 and 101,053 shares issued
         to shareholders in reinvestment of distributions              2,138,419         1,117,011
     Cost of 575,473 and 1,282,476 shares redeemed                    (6,488,285)      (14,324,619)
                                                                    ------------------------------
         DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS       (1,883,723)       (6,213,683)
                                                                    ------------------------------
         TOTAL DECREASE IN NET ASSETS                                 (2,363,485)       (2,619,682)

     NET ASSETS AT BEGINNING OF PERIOD                                38,799,108        41,418,790
                                                                    ------------------------------
     NET ASSETS AT END OF PERIOD                                    $ 36,435,623      $ 38,799,108
         (including undistributed net investment income             ==============================
         of $114,598 and $423,569)


           SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 18


                              FINANCIAL HIGHLIGHTS
                                IAI BALANCED FUND


 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:


                                                  Six months                                                Period from
                                                     ended            Years ended March 31,               April 10, 1992***
                                               September 30, 1996      1996           1995         1994     March 31,1993
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                 (UNAUDITED)
    Beginning of period                             $    11.53      $    10.57    $    10.36    $    10.89    $    10.00
------------------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income                                  .18             .29           .29           .27           .18
    Net realized and unrealized gains (losses)             .35             .97           .62          (.34)          .84
------------------------------------------------------------------------------------------------------------------------
       TOTAL FROM OPERATIONS                               .53            1.26           .91          (.07)         1.02
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                 (.27)           (.30)         (.32)         (.26)         (.13)
    Net realized gains                                    (.40)           --            (.38)         (.20)         --
------------------------------------------------------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                                (.67)           (.30)         (.70)         (.46)         (.13)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
    End of period                                   $    11.39      $    11.53    $    10.57    $    10.36    $    10.89
========================================================================================================================

Total investment return*                                  4.67%          12.09%         9.44%        (0.77%)       10.18%

Net assets at end of period (000's omitted)         $   36,436      $   38,799    $   41,419    $   52,369    $   70,068
RATIOS

    Expenses to average net assets                        1.25%**         1.25%         1.25%         1.25%         1.25%**
    Net investment income to average net assets           2.96%**         2.48%         2.68%         2.35%         2.18%**
    Portfolio turnover rate
       (excluding short-term securities)                 117.0%          193.8%        256.9%        211.9%         83.4%


            See accompanying Notes to Financial Statements on page 18

* Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of all distributions at net asset value.
**  Annualized
*** Commencement of operations



                          NOTES TO FINANCIAL STATEMENTS

                                IAI BALANCED FUND

                               SEPTEMBER 30, 1996
                                   (UNAUDITED)


[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

IAI Investment Funds VI, Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The IAI Balanced Fund is a separate portfolio of IAI Investment Funds VI, Inc. The Fund has a primary objective of maximum total return through investment in stocks, bonds and short-term instruments. This report covers only the IAI Balanced Fund (the Fund).

Significant accounting policies followed by the Fund are summarized below:

SECURITY VALUATION

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price at the close of each business day. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, the last reported bid price is used.

Securities, including debt securities and restricted securities, for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith using consistently applied procedures under the general supervision of the Board of Directors.

Short-term securities with maturities of 60 days or less from the date of initial acquisition are valued at amortized cost. Short-term securities with maturities greater than 60 days from the date of initial acquisition are marked-to-market on a daily basis.

Restricted securities for which there is no public market are valued at fair value in good faith as determined by the Board of Directors.

SECURITIES PURCHASED ON A
WHEN-ISSUED BASIS

Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments.

The Fund may enter into transactions to sell its purchase commitments to third parties at the current market values and concurrently acquire other purchase commitments for similar securities at later dates, commonly referred to as "dollar-rolls." As an inducement for a fund to "rollover" its purchase commitments, the Fund receives negotiated fees. During the period ended September 30, 1996, the Fund did not enter into any dollar-roll transactions.

FUTURES AND OPTIONS
CONTRACTS

In order to increase exposure to and hedge against changes in the market, the Fund may buy and sell futures contracts and options. The risk of entering into futures and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded daily as unrealized gains or losses. Variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized appreciation or depreciation being recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

FOREIGN CURRENCY
TRANSLATIONS AND FORWARD
FOREIGN CURRENCY
CONTRACTS

The Fund may invest in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date and are recorded in realized and unrealized appreciation or depreciation on foreign currency transactions.

Exchange gains (losses) may also be realized between the trade and settlement dates on security and foreign currency contract transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

FEDERAL TAXES

Since it is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes primarily because of recognition of limited partnership income, certain foreign currency gains and losses treated as ordinary income and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

SECURITY TRANSACTIONS AND
INVESTMENT INCOME

The Fund records security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. The Fund amortizes discount purchased on long-term bonds using the level yield method of amortization. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

The Fund uses the equity method of accounting for limited partnerships.

DISTRIBUTIONS TO
SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date. Distributions from net investment income are made semi-annually. Capital gains, if any, are primarily distributed at the end of the calendar year. Additional capital gains distributions, as needed to comply with federal tax regulations, are distributed during the year.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

[2] COMMITMENTS AND CONTINGENCIES

For purposes of obtaining certain types of insurance coverage for the Fund and its officers and directors, the Fund is a policyholder in an industry-sponsored mutual insurance company (the Company). In connection with its obligation as a policyholder, the Fund has made payments to the Company which have been capitalized. Also, the Fund is committed to make future capital contributions, if requested by the Company.

At September 30, 1996, the Fund is committed to invest an additional $232,000 in Spectrum Equity Investors limited partnership.

Default by a limited partner of payment of a properly requested capital contribution, other than default due to a legal determination that such contribution need not be made, would result in forfeiture of such limited partner's interest in any future profit and loss in the partnership and removal from the limited partnership.

The Fund's management intends to finance the aforementioned commitments with available cash or with proceeds from the sale of investments in short-term securities. The Fund maintains in a segregated account an amount equal to its aggregate unpaid commitments.

For purposes of obtaining certain types of insurance coverage for the Fund and its officers and directors, the Fund is a policyholder in an industry-sponsored mutual insurance company (the Company). In connection with its obligation as a policyholder, the Fund has made payments to the Company which have been capitalized. Also, the Fund is committed to make future capital contributions, if requested by the Company.

The Fund has available a $12,750,000 line of credit with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. During the period ended September 30, 1996, the Fund paid $324 in interest on the line of credit at an average annual rate of 8.25%. There were no borrowings outstanding at September 30, 1996.

[3] FEES AND EXPENSES

Under terms of the Fund's Management Agreement, Adviser is required to pay for all expenses of the Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest, extraordinary expenses and compensation of Directors), in return for the Fund paying an all inclusive management fee to Advisers. This fee is paid monthly and is equal to an annual rate of 1.25% of the Fund's average daily net assets, which declines to 1.10% as the Fund's assets increase.

[4] INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF
SECURITIES

For the year ended September 30, 1996, purchases of securities and sales proceeds, other than investments in short-term securities, for the Fund aggregated $42,845,762 and $46,327,423, respectively.

RESTRICTED SECURITIES

Included in the Fund's portfolio of investments in securities at September 30, 1996 are issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 ("restricted securities"). Such securities are generally illiquid.

The Fund limits investments in securities that are not readily marketable to 15 percent of its net assets at the time of purchase. This limitation does not include Rule 144A securities that have been determined to be liquid based upon guidelines approved by the Fund's Board of Directors. At September 30, 1996, restricted securities total $1,326,059 which comprises 3.6% of net assets.

[5] OPEN FUTURES CONTRACTS

The financial futures contracts shown below were open as of September 30, 1996 for the Fund. The market value of securities deposited to cover initial margin requirements for the open positions at September 30, 1996 was $24,847. The unrealized depreciation of $6,444 on these contracts at September 30, 1996 is included in unrealized appreciation on investment securities.

                        Number of    Expiration                        Market     Unrealized
   Type                 Contracts       Month           Position       Value    Depreciation
-----------------------------------------------------------------------------------------------
   U.S. Treasury Note        5        December 1996     Short       $   536,406    $  6,444



                             IAI MUTUAL FUND FAMILY

TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE
MUTUAL FUNDS IN OUR FUND FAMILY

                                                         Secondary
 IAI Fund                      Primary Objective         Objective        Portfolio Composition
--------------------------------------------------------------------------------------------------------------------------------
 IAI Developing                Capital Appreciation          --            Equity securities of companies in developing countries
 Countries Fund
--------------------------------------------------------------------------------------------------------------------------------
 IAI International Fund        Capital Appreciation      Income           Equity securities of non-U.S. companies
--------------------------------------------------------------------------------------------------------------------------------
 IAI Emerging Growth Fund      Capital Appreciation          --           Common stocks of small- to medium-sized
 (closed to new investors                                                 emerging growth companies
  as of 2/1/96)
--------------------------------------------------------------------------------------------------------------------------------
 IAI Capital                   Capital Appreciation          --           Common stocks of small- to medium-sized
 Appreciation Fund                                                        growth companies
--------------------------------------------------------------------------------------------------------------------------------
 IAI Midcap Growth Fund        Capital Appreciation          --           Common stocks of medium-sized growth companies
--------------------------------------------------------------------------------------------------------------------------------
 IAI Regional Fund             Capital Appreciation          --           Common stocks of Upper Midwest companies
--------------------------------------------------------------------------------------------------------------------------------
 IAI Growth Fund               Capital Appreciation          --           Common stocks with potential for above-average
 growth and appreciation
--------------------------------------------------------------------------------------------------------------------------------
 IAI Value Fund                Capital Appreciation          --           Common stocks which are considered to be undervalued
--------------------------------------------------------------------------------------------------------------------------------
 IAI Growth and Income Fund    Capital Appreciation      Income           Common stocks with potential for long-term appreciation,
                                                                          and common stocks that are expected to produce income
--------------------------------------------------------------------------------------------------------------------------------
 IAI Balanced Fund             Total Return              Income           Common stocks, investment-grade bonds and
                               [Capital Appreciation                      short-term instruments
                                + Income]
--------------------------------------------------------------------------------------------------------------------------------
 IAI Bond Fund                 Income             Capital Preservation    Investment-grade bonds
--------------------------------------------------------------------------------------------------------------------------------
 IAI Government Fund           Income             Capital Preservation    U.S. Government securities
--------------------------------------------------------------------------------------------------------------------------------
 IAI Reserve Fund              Stability/Liquidity       Income           The portfolio has a maximum average maturity of 25 months, investing primarily in investment-grade bonds
--------------------------------------------------------------------------------------------------------------------------------
 IAI Money Market Fund         Stability/Liquidity       Income            The portfolio's average dollar-weighted maturity is less
                                                                           than 90 days, investing in high quality, money
                                                                           market securities
--------------------------------------------------------------------------------------------------------------------------------


                      (This page intentionally left blank)

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                               INVESTMENT ADVISER
                                   AND MANAGER
                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                          http://networth.galt.com/iai

                                    CUSTODIAN
                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479

                                  LEGAL COUNSEL
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402

                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402

                                    DIRECTORS
                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                  Noel P. Rahn
                              Richard E. Struthers
                                J. Peter Thompson
                               Charles H. Withers


                                   [LOGO] IAI
                                  MUTUAL FUNDS
                      3700 FIRST BANK PLACE, P.O. BOX 357,
             MINNEAPOLIS, MINNESOTA 55440-0357 USA FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700